UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

APA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40144	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy. S., Suite 200 Houston, Texas 77042-3643 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2024, the board of directors (the “Board”) of APA Corporation (the “Company”) expanded the Board to eleven directors and appointed Kenneth M. Fisher as a new director of the Company’s Board. Mr. Fisher has been appointed to the Audit Committee and the Cybersecurity Committee of the Board.

For his service, Mr. Fisher will receive compensation that is commensurate with that received by the Company’s other non-employee directors. Such compensatory arrangements are described under the caption “Director Compensation” in the Company’s definitive proxy statement relating to its 2024 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 12, 2024, and is incorporated by reference herein.

Other than as disclosed herein, no material plan, contract, or arrangement was entered into or materially amended, and there was no grant or award to Mr. Fisher or modification thereto under any such plan, contract, or arrangement, in connection with Mr. Fisher’s appointment. Mr. Fisher has (i) no arrangements or understandings with any other person pursuant to which he was selected as a director and (ii) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

Mr. Fisher, 62, has served as Executive Vice President and Chief Financial Officer of ChampionX Corporation since February 1, 2021, having previously served as Executive Vice President and Chief Financial Officer of Noble Energy, Inc. until its acquisition by Chevron in October 2020. Mr. Fisher joined Noble Energy in 2009 as Senior Vice President and Chief Financial Officer. From 2016 until October 2020, he also served as Chair of the board of directors of Noble Midstream Partners. Prior to joining Noble Energy, he served in a number of senior leadership roles at Shell, including as Executive Vice President of Finance for Upstream Americas, Director of Strategy & Business Development for Royal Dutch Shell plc in The Hague, Executive Vice President of Strategy and Portfolio for Global Downstream in London, and Chief Financial Officer of Shell Oil Products U.S. Prior to joining Shell, Mr. Fisher held senior finance positions within business units of General Electric Company. Mr. Fisher also previously served on the ChampionX board of directors and was Chair of the Audit Committee until he became the company’s Executive Vice President and Chief Financial Officer on February 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA CORPORATION

Date: October 28, 2024	By:	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary